UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2011 (November 8, 2011)

M LINE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53265 (Commission File Number)	88-0375818 (I.R.S. Employer Identification No.)

2672 Dow Avenue Tustin, CA 92780 (Address of principal executive offices) (zip code)

(714) 630-6253 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02          Unregistered Sales of Equity Securities.

On November 10, 2011, we issued 600,000 shares of our common stock to Gary Augusta, one of our Directors, and 600,000 shares of our common stock to an unrelated third party, both pursuant to a Note and Stock Purchase Agreement dated September 29, 2011, by and between us and SpaGus Capital Partners, LLC, an entity controlled by Mr. Augusta.  The shares of our common stock were restricted in accordance with Rule 144.  These issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and both investors are sophisticated investors and familiar with our operations.

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on November 8, 2011, our Board of Directors appointed Gary M. Augusta to fill a vacancy on our Board of Directors.

Since 2010, Mr. Augusta has been the Chief Executive Officer and President of SpaGus Ventures, LLC, which is a company focused on equity and debt investing for “IP and brand driven” companies with $1M-$10M of revenues who need capital for growth; typically for companies to “reach the next level” of commercialization. In addition, SpaGus also “rolls up its sleeves” after investment and provides ongoing Board Advisory, Corporate Development/M&A and Capital Acquisition expertise.  Prior to joining SpaGus, from 2004 to 2009, Mr. Augusta was the President and Chief Executive Officer of OCTANe, Executive Director of OCTANe 501c3 Foundation, President of OCTANe Capital.  As the President and Chief Executive Officer of OCTANe and the OCTANe Foundation, Mr. Augusta created and ran a million dollar Innovation Development Company (IDC) that helped create, grow, support, staff and fund innovative growth companies. OCTANe has helped 30+ companies raise $75+MM and Mr. Augusta created and seeded a $30MM regional venture capital fund that he remains a passive stakeholder. Mr. Augusta has a BS in Mechanical Engineering from the University of Rhode Island and a Masters of Science and Management (MSM) from Georgia Tech in Atlanta, GA.

Item 7.01         Regulation FD Disclosure.

On November 10, 2011, we issued a press release announcing the appointment of Mr. Augusta to our Board of Directors, a copy of which is furnished with this Current Report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 10, 2011, issued by M Line Holdings, Inc., announcing appointment of Mr. Augusta to M Line’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M Line Holdings, Inc. a Nevada corporation

Dated: November 10, 2011		/s/ George Colin
	By:	George Colin
	Its:	Chief Executive Officer